Supplement to Fidelity's New Jersey Municipal Funds January 26, 2000

Prospectus

The following information replaces all fund manager biographical information found under the heading "Fund Management" in the "Fund Services" section on page 30.

George Fischer is vice president and manager of Spartan New Jersey Municipal Income Fund, which he has managed since July 2000. He also manages other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as a research analyst and manager.

NJN-00-04 December 15, 2000
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